                                  AMENDMENT
                              AGREEMENT NO. 2

          AMENDMENT AGREEMENT NO. 2, dated as of July 17, 1998 (this "AMENDMENT"), to the RECEIVABLES FUNDING AND SERVICING AGREEMENT (as amended to the date hereof, the "RECEIVABLES AGREEMENT"), dated as of October 17, 1997, among Arcadia Receivables Finance Corp. III, a Delaware corporation (the "BORROWER"), Arcadia Financial Ltd., a Minnesota corporation, as servicer and custodian ("ARCADIA"); DLJ Mortgage Capital, Inc., a Delaware corporation, as agent and a lender ("DLJ"), and Norwest Bank Minnesota, National Association, a national banking association, as backup servicer and collateral agent ("NORWEST"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Receivables Agreement.

          WHEREAS, each of the Borrower, Arcadia, DLJ and Norwest desire to amend the Receivables Agreement;

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 11. AMENDMENTS. (a) Section 1.1 of the Receivables Agreement is hereby amended by:

                    (i) deleting the term "Advance Rate" in its entirety and replacing such term with the following:

                    "ADVANCE RATE" means, with respect to any Advance, the
               lesser of:

                         (1)  the Flat Advance Rate; and

                         (2)  the sum of:

                    (a) 100% MINUS the Weighted Average Portfolio Loss Ratio multiplied by 4; PLUS

                    (b)  2.0%; PLUS

                    (c) two times the percentage determined as follows: (i) the Weighted Average APR MINUS the sum of (x) LIBOR as of the date of such advance thereof plus (y) 2.85%; MINUS (ii) the Weighted Average APR multiplied by the Weighted Average Portfolio Loss Ratio multiplied by 2 and MINUS (iii) the Weighted Average APR multiplied by 9.6%.";

                    (ii) deleting the date "October 20, 1999" appearing in the definition of "Stated Maturity Date" therein and replacing such date with the date "October 31, 1998."; and

                    (iii) deleting the definition of "Weighted Average Advance Rate" in its entirety and replacing such term with the following:

                    ""WEIGHTED AVERAGE ADVANCE RATE" means, with respect to the calculation of the Borrowing Base on any date of determination, the average of the Advance Rates applicable to the Pledged Receivables which are Eligible Receivables as of the last day of the preceding Settlement Period, if such date of determination is a Determination Date, and on such day, in any other case, and in each case weighted based on the outstanding principal balances of such Advances."

                    (iv) adding the following defined terms to such Section in correct alphabetical order:

                    "FLAT ADVANCE RATE" means, with respect to an Advance, the weighted average rate obtained by multiplying the Aggregate Outstanding Principal Balance of Receivables of each Type subject of such Advance by the applicable percentage set forth below, summing the results, and dividing such result by the Aggregate Outstanding Principal Balance of Receivables subject to such Advance.

                    (a)  with respect to Premier Receivables; 95%;

                    (b) with respect to Classic Receivables (other than Financed Repo Receivables), 93%; and

                    (c)  with respect to Financed Repo Receivables, 85%.

                    "TYPE" shall mean, with respect to a Receivable, whether
               such Receivable is a Classic Receivable which is not a Financed Repo Receivable, a Premier Receivable, or a Classic Receivable which is a Financed Repo Receivable.

                    "WEIGHTED AVERAGE APR" means, with respect to any Advance, the average of the APRs applicable to the Receivables subject to such Advance as of the date of such Advance; weighted based on the aggregate Principal Balance of such Receivables.

                    "WEIGHTED AVERAGE PORTFOLIO LOSS RATIO" means, with respect to
               any Advance and the calculation of the Advance Rate therefor, the average of the Portfolio Net Loss Ratios calculated for each Type of Receivable as of the preceding Determination Date weighted based on the Aggregate Outstanding Principal Balances of such Receivables of each Type.

          (b) Article XI of the Receivables Agreement is hereby amended by adding the following SECTION 11.8:

               "SECTION 11.9.  INTEREST RATE CAP.  In the event that either (a)
          (i) on any day, LIBOR with respect to any Interest Period exceeds 6.5% and (ii) either (x) the Average Excess Spread Percentage for the most recent Determination Date was less than or equal to 6% or (y) a Take Out Securitization has not occurred within 90 days of such day or (b) LIBOR for any Interest Period with respect to any outstanding Advance exceeds LIBOR for the prior Interest Period with respect to such Advance by .80% or more and the Borrower has not given the Agent an Advance Request with respect to an Advance to be made on or after such date, the Borrower shall, within five Business Days of the occurrence of such event, obtain and keep in effect at all times until the termination of this Agreement an interest rate cap agreement acceptable to the Agent with a notional amount at least equal to the outstanding principal balance of all Advances and which provides that the counterparty thereunder shall make payments to the Collection Account no less frequently than monthly at a rate equal to the amount by which LIBOR exceeds 6.5%. "

          (c) Section 13.1 of the Receivables Agreement is hereby amended by deleting the amount "$325,000,000" appearing in paragraph (g) thereof and replacing such amount with the amount "$250,000,000."

          (d) Section 14.2 of the Receivables Agreement is hereby amended by adding the following sentence at the end of paragraph (a) of such Section:

          "New Receivables Files (other than Lien Certificates) shall be so segregated on a weekly basis."

          (e)  Section 15.1 of the Receivables Agreement is hereby amended by:

                    (i) adding the phrase "or SECTION 11.9" after the phrase "SECTION 11.6" in paragraph (b) of such Section;

                    (ii) deleting the number "4.25%" in paragraph (m) of such Section and replacing such number with the number "6.00%"; and

                    (iii) deleting paragraph (o) thereof in its entirety and replacing such paragraph with the following:

                         "(o) the Average Excess Spread Percentage for any
               Determination Date on which the Portfolio Net Loss Rate is less than or equal to 4% is 5.5% or, for any Determination Date on which the Portfolio Net Loss Rate is greater than 4.0%, the Average Excess Spread Percentage is less than (x) 5.5% plus (y) for every increase of .25% in the Portfolio Net Loss Rate over 4.0%, .25%;"

          (f) Exhibit A to the Receivables Agreement will be replaced with an Exhibit A with such changes as are necessary to reflect the changes effected by this Amendment and as shall be mutually agreed to by DLJ, Arcadia and the Borrower.

          SECTION 3. CONDITION TO EFFECTIVENESS. It shall be condition to the effectiveness of this Amendment that:

          (a) Arcadia shall pay to the Agent all legal and other expenses of the Agent in connection with this Amendment and the administration of the Agreement incurred to date (including rating agency fees, if any, incurred in connection with DLJ's refinancing of its commitment under the Agreement).

          (b) The following representation and warranty shall be true and correct: Arcadia or an Affiliate thereof shall be a party to a warehouse credit facility pursuant to which Arcadia or such Affiliate can borrow funds to and including November 10, 1998 to finance the purchase or origination of retail automobile installment sales contracts of the same type as the Receivables permitted to be financed under the Agreement.

          SECTION 4. OTHER AGREEMENTS. Arcadia, DLJ and the Borrower further agree that:

          (a) Any Advance made pursuant to the Agreement as amended by this Amendment on or prior to July 23, 1998 shall be repaid in full (together with all accrued and unpaid Yield thereon) on or prior to July 24, 1998.

          (b) From and after July 24, 1998, the Borrower shall not request an Advance pursuant to the Agreement unless (x) the Borrower or any Affiliate thereof is at such time a party to one or more other credit facilities pursuant to which the Borrower or such Affiliate can borrow funds for the purpose of financing the purchase or origination of retail automobile installment contracts of the same type as the Receivables permitted to be financed under the Agreement and (y) the Borrower or such Affiliate is unable to borrow under any such credit facility and such inability is due solely (i) to the fact that any applicable limits on borrowings (including any limits applicable to certain designated types of such contracts) has been reached or exceeded; (ii) the lenders or purchasers under such facilities are unable to provide funding because of events unrelated to Arcadia or any of its subsidiaries (other than an event related to the cancellation of any guaranty or insurance policy related to such facility) or (iii) willful misconduct by a lender or purchaser under such facility.

          SECTION 5.     REFERENCE TO AND EFFECT ON THE DOCUMENTS.

          (a) On and after the date hereof, (i) each reference in the Receivables Agreement to the Receivables Agreement shall refer to the Receivables Agreement as amended hereby and each reference in the Receivables Agreement to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to such Agreement as amended hereby.

          (b) Except as specifically amended above, the Receivables Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants that all of their representations and warranties contained in the Transaction Documents are true and correct in all material respects on the date hereof and with the same force and effect as though such representations and warranties had been made on the date hereof, except to the extent any such representations and warranties relate solely to an earlier date.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         ARCADIA RECEIVABLES FINANCE CORP. III

                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         ARCADIA FINANCIAL LTD.


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         DLJ MORTGAGE CAPITAL, INC., as Agent and as a Lender


                         By:
                              --------------------------------------------
                              Name:
                              Title:


                         NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, as Backup Servicer and
                              Collateral Agent


                         By:
                              --------------------------------------------
                              Name:     John Weidner
                              Title:    Account Manager

                                                                    EXHIBIT A

DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, NY 10172
Attention:
Fax #: (212) 892-5434
Phone #: (212) 325-9070/9086

Norwest Bank Minnesota, National Association
Norwest Center
Sixth Street & Marquette Avenue
Minneapolis, MN 55479-0070
Attention:     Corporate Trust Services -
               Asset Backed Administration
Fax #: (612) 667-3539
Phone #: (612) 667-1117

RE:  Advance Request: $
                       -----------

                               [              ]
                                --------------
Gentlemen and Ladies:

     This Advance Request confirms our request for an Advance against the Pledged Receivables listed in SCHEDULE A hereto, pursuant to the Receivables Funding and Servicing Agreement dated as of October 17, 1997 (as amended from time to time, the "Agreement"), as follows:

Advance Date:                                                           , 199
                                                            ------------     --
Pledged Receivables:  See SCHEDULE A hereto

Advance Amount:

     A.   Flat Advance Rate

11) Product of 0.95 and the Aggregate Outstanding Principal Balance of Pledged Receivables that are Premier Receivables:

     a.   Aggregate Outstanding Principal Balance:                    $
                                                                       ----

     b.   Advance Rate:                                               0.95

     c.   Advance Amount Against Premier Receivables (a x b):         $
                                                                       ----

2) Product of 0.93 and the Aggregate Principal Balance of Pledged Receivables that are Classic Receivables that are not Financed
     Repossessions:

     a.   Aggregate Outstanding Principal Balance:                    $
                                                                       ----

     b.   Advance Rate:                                               0.93

     c.   Advance Amount Against Classic Receivables
          that are not Financed Repossessions (a x b):                $
                                                                       ----

3) Product of 0.85 and the Aggregate Principal Balance of Pledged Receivables that are Classic Receivables that are Financed
     Repossessions:

     a.   Aggregate Outstanding Principal Balance:                    $
                                                                       ----

     b.   Advance Rate:                                               0.85

     c.   Advance Amount Against Classic Receivables
          that are Financed Repossessions (a x b):                    $
                                                                       ----

4)   Weighted Average of 1, 2 and 3

B.   Required Credit Enhancement:

1)   a.   Product of 4 and the Weighted
          Average Portfolio Loss Ratio              -------------------

     b.   100% minus 1.a.                           -------------------

2)   2%

3)   a.   Weighted Average APR                      -------------------

     b.   Sum of LIBOR plus 2.85%                   -------------------

     c.   Product of Weighted Average APR,
          Weighted Average Portfolio
          Loss Ratio and 2                          -------------------

     d.   Product of Weighted Average
          APR and 9.6%                              -------------------

     e.   Product of 2 and (3.a. MINUS
          3.b. MINUS 3.c. and MINUS 3.d.)           -------------------

4)   Sum of 1b, 2 and 3e.                           -------------------%

5)   Advance Rate (lesser of A.4 and B.4)           -------------------

6)   Gross Advance Amount:                                      $
                                                                 ------

7)   Reserve Account Deposit (1% of 4):                         $
                                                                 ------

8)   Net Advance Amount to Borrower (4 - 5):                    $
                                                                 ------

     The Borrower hereby acknowledges that, pursuant to SECTION 2.4 of the Receivables Funding and Servicing Agreement, the delivery of this Advance Request and the acceptance by the Borrower of the proceeds of the Advance requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Advance, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in SECTION 2.4 are true and correct in all material respects.

     The Borrower agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

     The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this __day of __________, 19__.

                         ARCADIA RECEIVABLES FINANCE CORP. III


                         By:
                              --------------------------------------------
                              Name:
                              Title:

                         ARCADIA FINANCIAL LTD.,
                            as Servicer


                         By:
                              --------------------------------------------
                              Responsible Officer

WIRE INSTRUCTIONS:

Norwest Bank
ABA #091 0000 19
Acct # 10-38-377

Corporate Trust FFC
(A)   Liquidity Acct # 133-302-02                      XXXXXXX
(B)   TO BE INCLUDED AT A LATER DATE